VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2005

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Policyowners of Variable Account C of Monarch Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Divisions constituting the Variable Account C of Monarch Life Insurance Company at December 31, 2005 and 2004, and the results of each of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers

Boston, Massachusetts

February 21, 2006

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2005

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund II:
Money Market Portfolio	$4,525,971	4,525,971	$4,525,971
Investment Grade Bond Portfolio	914,612	71,912	917,598
Equity-Income Portfolio	10,163,657	466,577	11,893,037
Growth Portfolio	15,350,545	517,567	17,442,026
Asset Manager Portfolio	2,686,931	188,126	2,829,417
High Income Portfolio	2,307,008	356,465	2,199,386
Overseas Portfolio	5,432,193	321,821	6,632,739

Total Invested Assets	$41,380,917		46,440,174

LIABILITIES
Payable to Monarch Life Insurance Company			315,137

Total Liabilities			315,137

Net Assets			$46,125,037

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2004

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund II:
Money Market Portfolio	$3,656,845	3,656,845	$3,656,845
Investment Grade Bond Portfolio	971,698	75,567	1,001,259
Equity-Income Portfolio	10,708,089	505,811	12,832,415
Growth Portfolio	17,012,725	591,162	18,923,105
Asset Manager Portfolio	2,572,649	180,205	2,676,048
High Income Portfolio	2,426,688	374,648	2,622,539
Overseas Portfolio	5,120,565	320,438	5,614,073

Total Invested Assets	$42,469,259		47,326,284

Pending Trades			147,620

Total Assets			47,473,904

LIABILITIES
Payable to Monarch Life Insurance Company			247,142

Total Liabilities			247,142

Net Assets			$47,226,762

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$928,590	$143,563	$37,086	$199,822	$89,367	$70,294	$352,294	$36,164
Expenses:
Risk Charges and Administrative Expenses	(453,429)	(47,464)	(10,231)	(118,279)	(174,185)	(26,743)	(21,672)	(54,855)

Net Investment Income (Loss)	475,161	96,099	26,855	81,543	(84,818)	43,551	330,622	(18,691)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	1,259,612	—	(12,275)	400,347	620,644	(2,808)	19,210	234,494
Net Unrealized Gains (Losses)	202,215	—	(26,575)	(394,966)	181,106	39,085	(303,472)	707,037
Capital Gain Distributions	490,724	—	22,406	439,115	—	901	—	28,302

Net Gains and (Losses)	1,952,551	—	(16,444)	444,496	801,750	37,178	(284,262)	969,833

Net Increase in Net Assets
Resulting from Operations	2,427,712	96,099	10,411	526,039	716,932	80,729	46,360	951,142

Transfers Due to Deaths	(573,783)	(218,711)	(209,596)	(135,780)	(9,696)	—	—	—
Transfers Due to Other Terminations	(2,150,956)	(149,632)	(8,595)	(843,798)	(562,255)	(88,541)	(113,014)	(385,121)
Transfers Due to Policy Loans	(481,370)	39,326	6,009	(231,185)	(293,871)	24,572	(36,451)	10,230
Transfers of Cost of Insurance	(182,268)	(19,183)	(4,774)	(45,034)	(70,047)	(12,432)	(8,277)	(22,521)
Transfers of Net Loan Cost	(141,060)	(31,687)	(2,772)	(28,200)	(45,002)	(12,530)	(3,978)	(16,891)
Transfers Among Investment Divisions	—	1,023,272	125,796	(179,921)	(1,373,428)	161,136	(306,990)	550,135

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(3,529,437)	643,385	(93,932)	(1,463,918)	(2,354,299)	72,205	(468,710)	135,832

Total Increase (Decrease) in Net Assets	(1,101,725)	739,484	(83,521)	(937,879)	(1,637,367)	152,934	(422,350)	1,086,974
Net Assets - Beginning of Year	47,226,762	3,561,172	999,152	12,805,429	19,042,015	2,670,420	2,617,023	5,531,551

Net Assets - End of Year	$46,125,037	$4,300,656	$915,631	$11,867,550	$17,404,648	$2,823,354	$2,194,673	$6,618,525

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$617,900	$53,774	$53,761	$179,593	$50,582	$70,852	$155,529	$53,809
Expenses:
Risk Charges and Administrative Expenses	(457,482)	(44,924)	(11,192)	(116,943)	(186,543)	(26,855)	(23,889)	(47,136)

Net Investment Income (Loss)	160,418	8,850	42,569	62,650	(135,961)	43,997	131,640	6,673

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	1,445,531	—	(51,538)	45,199	1,110,773	80,400	(24,414)	285,111
Net Unrealized Gains (Losses)	806,145	—	(1,437)	1,026,939	(556,587)	(20,247)	101,608	255,869
Capital Gain Distributions	81,573	—	38,670	42,903	—	—	—	—

Net Gains and (Losses)	2,333,249	—	(14,305)	1,115,041	554,186	60,153	77,194	540,980

Net Increase in Net Assets Resulting from Operations	2,493,667	8,850	28,264	1,177,691	418,225	104,150	208,834	547,653

Transfers Due to Deaths	(160,518)	(85,309)	—	(9,935)	(44,946)	—	(11,514)	(8,814)
Transfers Due to Other Terminations	(1,530,966)	(517,388)	(27,574)	(394,040)	(400,287)	(49,294)	(90,246)	(52,137)
Transfers Due to Policy Loans	(556,523)	(620,508)	35,588	10,770	(4,035)	1,601	5,336	14,725
Transfers of Cost of Insurance	(179,487)	(19,227)	(4,639)	(43,528)	(72,222)	(11,731)	(8,273)	(19,867)
Transfers of Net Loan Cost	(144,492)	(21,634)	(1,550)	(29,603)	(56,377)	(17,098)	(5,014)	(13,216)
Transfers Among Investment Divisions	—	853,340	(338,909)	486,195	(1,228,014)	26,445	(147,980)	348,923

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(2,571,986)	(410,726)	(337,084)	19,859	(1,805,881)	(50,077)	(257,691)	269,614

Total Increase (Decrease) in Net Assets	(78,319)	(401,876)	(308,820)	1,197,550	(1,387,656)	54,073	(48,857)	817,267
Net Assets - Beginning of Year	47,305,081	3,963,048	1,307,972	11,607,879	20,429,671	2,616,347	2,665,880	4,714,284

Net Assets - End of Year	$47,226,762	$3,561,172	$999,152	$12,805,429	$19,042,015	$2,670,420	$2,617,023	$5,531,551

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as, The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Five investment divisions of the Account are invested solely in the shares of five corresponding portfolios of the Variable Insurance Products Fund, and the remaining two investment divisions are invested solely in the shares of two corresponding portfolios of the Variable Insurance Products Fund II (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales. In addition, Monarch Life’s certificate of authority has been revoked or not renewed by the insurance departments of the states of Alaska (2004), Hawaii (1995), Idaho (1998), Kentucky (1995), Louisiana (1994), Michigan (1995), Missouri (1994), Nevada (1997), Utah (2005), Washington (2000), and Wyoming (1992).

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2005, are shown below:

	Purchases	Sales
Money Market Portfolio	$8,378,916	$7,509,790
Investment Grade Bond Portfolio	293,051	337,862
Equity-Income Portfolio	1,287,584	2,232,366
Growth Portfolio	2,015,563	4,298,386
Asset Manager Portfolio	256,981	139,891
High Income Portfolio	3,298,878	3,437,769
Overseas Portfolio	2,336,045	2,258,916

Totals	$17,867,018	$20,214,980

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks and annual administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. The charge is equal to a rate of 1% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2005, are shown below:

	Issued	Redeemed	Net Increase (Decrease)
Money Market Division	436,279	397,426	38,853
Investment Grade Bond Division	17,230	20,742	(3,512)
Equity-Income Division	21,297	49,554	(28,257)
Growth Division	46,833	90,308	(43,475)
Asset Manager Division	6,735	4,513	2,222
High Income Division	114,315	130,607	(16,292)
Overseas Division	101,634	101,139	495

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2005, 2004, 2003, 2002, and 2001 consists of the following:

	At December 31,			For the year ended December 31
	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
2005
Money Market Division	221,105	$20.47	$4,525,973	2.53%	1.00%	2.04%
Investment Grade Bond Division	33,752	27.19	917,598	3.55%	1.00%	1.20%
Equity-Income Division	215,713	55.13	11,893,037	1.70%	1.00%	4.81%
Growth Division	318,516	54.76	17,442,026	0.53%	1.00%	4.76%
Asset Manager Division	86,576	32.68	2,829,416	2.56%	1.00%	3.03%
High Income Division	76,663	28.69	2,199,386	19.39%	1.00%	1.70%
Overseas Division	213,686	31.04	6,632,739	0.66%	1.00%	17.89%

2004
Money Market Division	182,252	$20.06	$3,656,849	1.23%	1.00%	0.20%
Investment Grade Bond Division	37,264	26.87	1,001,258	4.94%	1.00%	3.44%
Equity-Income Division	243,970	52.60	12,832,413	1.53%	1.00%	10.43%
Growth Division	361,991	52.27	18,923,098	0.27%	1.00%	2.35%
Asset Manager Division	84,354	31.72	2,676,048	2.63%	1.00%	4.41%
High Income Division	92,955	28.21	2,622,539	6.43%	1.00%	8.50%
Overseas Division	213,191	26.33	5,614,075	1.14%	1.00%	12.47%

2003
Money Market Division	198,302	$20.02	$3,970,755	1.05%	1.00%	0.00%
Investment Grade Bond Division	50,442	25.98	1,310,519	3.52%	1.00%	4.17%
Equity-Income Division	244,165	47.63	11,630,475	1.69%	1.00%	29.04%
Growth Division	400,782	51.07	20,469,440	0.26%	1.00%	31.52%
Asset Manager Division	86,286	30.38	2,621,440	3.28%	1.00%	16.80%
High Income Division	102,728	26.00	2,671,069	5.13%	1.00%	25.97%
Overseas Division	201,805	23.41	4,723,460	0.75%	1.00%	41.96%

2002
Money Market Division	345,000	$20.02	$6,908,260	1.71%	1.00%	0.65%
Investment Grade Bond Division	55,801	24.94	1,391,827	4.07%	1.00%	9.24%
Equity-Income Division	227,784	36.91	8,408,346	1.73%	1.00%	(17.78%)
Growth Division	403,857	38.83	15,681,446	0.26%	1.00%	(30.80%)
Asset Manager Division	85,870	26.01	2,233,413	3.97%	1.00%	(9.63%)
High Income Division	60,934	20.64	1,257,387	11.69%	1.00%	2.43%
Overseas Division	172,766	16.49	2,848,711	0.74%	1.00%	(21.06%)

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

	At December 31,			For the year ended December 31,
	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
2001
Money Market Division	300,112	$19.89	$5,968,375	4.17%	1.00%	3.16%
Investment Grade Bond Division	83,355	22.83	1,903,046	3.83%	1.00%	7.38%
Equity-Income Division	234,850	44.89	10,542,575	1.76%	1.00%	(5.90%)
Growth Division	422,945	56.11	23,731,522	0.09%	1.00%	(18.47%)
Asset Manager Division	84,480	28.78	2,431,452	5.07%	1.00%	(5.05%)
High Income Division	59,424	20.15	1,197,258	11.70%	1.00%	(12.61%)
Overseas Division	169,477	20.89	3,540,456	5.99%	1.00%	(21.95%)

*	These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**	These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***	These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

59601 2/06